Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Cash and Cash Equivalents

8. Cash and cash equivalents

Cash and cash equivalents relate to cash in hand, cheques, bank deposits and money deposits with a term of up to three months at the time of acquisition amounting to a total of EUR 11.1 million (previous year EUR 15.1 million). The carrying amounts of the cash and cash equivalents correspond to their fair value, due to the short-term nature of these investments.